Amendment to Master Custody Agreement

The Bank of New York and each of the Investment Companies listed on Exhibit A, for itself and on behalf of its specified series, hereby amend the Master Custody Agreement dated as of February 16, 1996, by replacing Exhibit A with the attached.





Dated as of:     October 15, 1997

                                               INVESTMENT COMPANIES


                                               By:    /s/ D.R. GATZEK
                                                      Deborah R. Gatzek
                                               Title: Vice President &
                                                      Secretary



                                               THE BANK OF NEW YORK


                                                By:   /s/ STEPHEN E. GRUNSTON
                                                      STEPHEN E. GRUNSTON
                                                Title: Vice President





                              THE BANK OF NEW YORK

                            MASTER CUSTODY AGREEMENT

                                    EXHIBIT A

The following is a list of the Investment  Companies and their respective Series for which the Custodian shall serve under the Master Custody  Agreement dated as of February 16, 1996.
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
INVESTMENT COMPANY                         ORGANIZATION                     SERIES ---(IF APPLICABLE)


Adjustable Rate Securities Portfolios      Delaware Business Trust          U.S. Government Adjustable Rate Mortgage Portfolio
                                                                            Adjustable Rate Securities Portfolio
Franklin Asset Allocation Fund             Delaware Business Trust

Franklin California Tax-Free Income        Maryland Corporation
Fund, Inc.

Franklin California Tax-Free Trust         Massachusetts Business Trust     Franklin California Insured Tax-Free Income Fund
                                                                            Franklin California Tax-Exempt Money Fund
                                                                            Franklin California Intermediate-Term Tax-Free
                                                                             Income Fund

Franklin Custodian Funds, Inc.             Maryland Corporation             Growth Series
                                                                            Utilities Series
                                                                            Dynatech Series
                                                                            Income Series
                                                                            U.S. Government Securities Series

Franklin Equity Fund                       California Corporation

Franklin Federal Money Fund                California Corporation

Franklin Federal Tax- Free Income Fund     California Corporation





INVESTMENT COMPANY                                    ORGANIZATION          SERIES ---(IF APPLICABLE)


Franklin Gold Fund                         California Corporation

Franklin Government Securities Trust       Massachusetts Business Trust

Franklin High Income Trust                 Delaware Business Trust          AGE High Income Fund

Franklin Investors Securities Trust        Massachusetts Business Trust     Franklin Global Government Income Fund
                                                                            Franklin Short-Intermediate U.S. Gov't Securities Fund
                                                                            Franklin Convertible Securities Fund
                                                                            Franklin Adjustable U.S. Government Securities Fund
                                                                            Franklin Equity Income Fund
                                                                            Franklin Adjustable Rate Securities Fund

Franklin Managed Trust                     Massachusetts Business Trust     Franklin Corporate Qualified Dividend Fund
                                                                            Franklin Rising Dividends Fund
                                                                            Franklin Investment Grade Income Fund
                                                                            Franklin Institutional Rising Dividends Fund

Franklin Money Fund                        California Corporation

Franklin Municipal Securities Trust        Delaware Business Trust          Franklin Hawaii Municipal Bond Fund
                                                                            Franklin California High Yield Municipal Fund
                                                                            Franklin Washington Municipal Bond Fund
                                                                            Franklin Tennessee Municipal Bond Fund
                                                                            Franklin Arkansas Municipal Bond Fund

Franklin New York Tax-Free Income Fund     Delaware Business Trust





INVESTMENT COMPANY                         ORGANIZATION                     SERIES ---(IF APPLICABLE)


Franklin New York Tax-Free Trust           Massachusetts Business Trust     Franklin New York Tax-Exempt Money Fund
                                                                            Franklin New York Intermediate-Term Tax-Free
                                                                             Income Fund
                                                                            Franklin New York Insured Tax-Free Income Fund

Franklin Real Estate Securities Trust      Delaware Business Trust          Franklin Real Estate Securities Fund

Franklin Strategic Mortgage Portfolio      Delaware Business Trust

Franklin Strategic Series                  Delaware Business Trust          Franklin California Growth Fund
                                                                            Franklin Strategic Income Fund
                                                                            Franklin MidCap Growth Fund
                                                                            Franklin Global Utilities Fund
                                                                            Franklin Small Cap Growth Fund
                                                                            Franklin Global Health Care Fund
                                                                            Franklin Natural Resources Fund
                                                                            Franklin Blue Chip Fund
                                                                            Franklin Biotechnology Discovery Fund

Franklin Tax-Exempt Money Fund             California Corporation





INVESTMENT COMPANY                         ORGANIZATION                     SERIES---(IF APPLICABLE)


Franklin Tax-Free Trust                    Massachusetts Business Trust     Franklin Massachusetts Insured Tax-Free Income Fund
                                                                            Franklin Michigan Insured Tax-Free Income Fund
                                                                            Franklin Minnesota Insured Tax-Free Income Fund
                                                                            Franklin Insured Tax-Free Income Fund
                                                                            Franklin Ohio Insured Tax-Free Income Fund
                                                                            Franklin Puerto Rico Tax-Free Income Fund
                                                                            Franklin Arizona Tax-Free Income Fund
                                                                            Franklin Colorado Tax-Free Income Fund
                                                                            Franklin Georgia Tax-Free Income Fund
                                                                            Franklin Pennsylvania Tax-Free Income Fund
                                                                            Franklin High Yield Tax-Free Income Fund
                                                                            Franklin Missouri Tax-Free Income Fund
                                                                            Franklin Oregon Tax-Free Income Fund
                                                                            Franklin Texas Tax-Free Income Fund
                                                                            Franklin Virginia Tax-Free Income Fund
                                                                            Franklin Alabama Tax-Free Income Fund
                                                                            Franklin Florida Tax-Free Income Fund
                                                                            Franklin Connecticut Tax-Free Income Fund
                                                                            Franklin Indiana Tax-Free Income Fund
                                                                            Franklin Louisiana Tax-Free Income Fund
                                                                            Franklin Maryland Tax-Free Income Fund
                                                                            Franklin North Carolina Tax-Free Income Fund
                                                                            Franklin New Jersey Tax-Free Income Fund
                                                                            Franklin Kentucky Tax-Free Income Fund
                                                                            Franklin Federal Intermediate-Term Tax-Free Income
                                                                             Fund
                                                                            Franklin Arizona Insured Tax-Free Income Fund
                                                                            Franklin Florida Insured Tax-Free Income fund
                                                                            Franklin Michigan Tax-Free Income Fund




INVESTMENT COMPANY                         ORGANIZATION                     SERIES ---(IF APPLICABLE)



Franklin Templeton Fund Allocator Series   Delaware Business Trust          Franklin Templeton Conservative Target Fund
                                                                            Franklin Templeton Moderate Target Fund
                                                                            Franklin Templeton Growth Target Fund

Franklin Templeton Global Trust            Delaware Business Trust          Franklin Templeton German Government Bond Fund
                                                                            Franklin Templeton Global Currency Fund
                                                                            Franklin Templeton Hard Currency Fund
                                                                            Franklin Templeton High Income Currency Fund

Franklin Templeton International Trust     Delaware Business Trust          Templeton Pacific Growth Fund
                                                                            Templeton Foreign Smaller Companies Fund

Franklin Templeton Money Fund Trust        Delaware Business Trust          Franklin Templeton Money Fund II

Franklin Value Investors Trust             Massachusetts Business Trust     Franklin Balance Sheet Investment Fund
                                                                            Franklin MicroCap Value Fund
                                                                            Franklin Value Fund

Franklin Valuemark Funds                   Massachusetts Business Trust     Money Market Fund
                                                                            Growth and Income Fund
                                                                            Natural Resources Securities Fund
                                                                            Real Estate Securities Fund
                                                                            Utility Equity Fund
                                                                            High Income Fund
                                                                            Templeton Global Income Securities Fund
                                                                            Income Securities Fund
                                                                            U.S. Government Securities Fund
                                                                            Zero Coupon Fund - 2000
                                                                            Zero Coupon Fund - 2005
                                                                            Zero Coupon Fund - 2010
                                                                            Rising Dividends Fund
INVESTMENT COMPANY                         ORGANIZATION                     SERIES ---(IF APPLICABLE)

Franklin Valuemark Funds                   Massachusetts Business Trust     Templeton Pacific Growth Fund
                                                                            Templeton International Equity Fund
                                                                            Templeton Developing Markets Equity Fund
                                                                            Templeton Global Growth Fund
                                                                            Templeton Global Asset Allocation Fund
                                                                            Small Cap Fund
                                                                            Capital Growth Fund
                                                                            Templeton International Smaller Companies Fund

Institutional Fiduciary Trust              Massachusetts Business Trust     Money Market Portfolio
                                                                            Franklin U.S. Government Securities Money Market
                                                                             Portfolio
                                                                            Franklin U.S. Treasury Money Market Portfolio
                                                                            Franklin Institutional Adjustable U.S. Government
                                                                             Securities Fund
                                                                            Franklin Institutional Adjustable Rate Securities Fund
                                                                            Franklin U.S. Government Agency Money Market Fund
                                                                            Franklin Cash Reserves Fund

The Money Market Portfolios                Delaware Business Trust          The Money Market Portfolio
                                                                            The U.S. Government Securities Money Market Portfolio

INVESTMENT COMPANY                         ORGANIZATION                                           SERIES---(IF APPLICABLE)


CLOSED END FUNDS:

Franklin Multi-Income Trust                Massachusetts Business Trust

Franklin Principal Maturity Trust          Massachusetts Business Trust

Franklin Universal Trust                   Massachusetts Business Trust

Franklin Floating Rate Trust               Delaware Business Trust

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